                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                             409,868.25
           Available Funds:
                     Contract Payments due and received in this period                                                  5,640,651.96
                     Contract Payments due in prior period(s) and received in this period                                 333,743.31
                     Contract Payments received in this period for next period                                             87,960.41
                     Sales, Use and Property Tax, Maintenance, Late Charges                                               146,708.89
                     Prepayment Amounts related to early termination in this period                                     1,583,783.81
                     Servicer Advance                                                                                     877,016.07
                     Proceeds received from recoveries on previously Defaulted Contracts                                        0.00
                     Transfer from Reserve Account                                                                          7,870.73
                     Interest earned on Collection Account                                                                  6,028.86
                     Interest earned on Affiliated Account                                                                  1,704.09
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                                              0.00
                     Amounts paid under insurance policies                                                                      0.00
                     Any other amounts                                                                                          0.00
                                                                                                                       -------------
           Total Available Funds                                                                                        9,095,336.38
           Less: Amounts to be Retained in Collection Account                                                             365,432.31
                                                                                                                       -------------
           AMOUNT TO BE DISTRIBUTED                                                                                     8,729,904.07
                                                                                                                       =============


           DISTRIBUTION OF FUNDS:

              1.      To Trustee -  Fees                                                                                        0.00
              2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          333,743.31
              3.      To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                                                     0.00
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                         6,128,599.94
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                           353,168.75
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                           518,751.20
                         b) Class B Principal and Interest                                                                120,361.54
                         c) Class C Principal and Interest                                                                241,127.01
                         d) Class D Principal and Interest                                                                162,911.08
                         e) Class E Principal and Interest                                                                219,047.74

              4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
              5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   187,075.97
                         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  203,198.35
                         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         7,870.73
              6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts          154,441.84
              7.      To Servicer, Servicing Fee and other Servicing Compensations                                         99,606.61
                                                                                                                       -------------
           TOTAL FUNDS DISTRIBUTED                                                                                      8,729,904.07
                                                                                                                       =============
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     365,432.31
                                                                                                                       =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                      $4,876,395.87
            - Add Investment Earnings                                                                                       7,870.73
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                      7,870.73
                                                                                                                       -------------
End of period balance                                                                                                  $4,876,395.87
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $4,876,395.87
                                                                                                                       =============


                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002



III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                       Pool A                                                   200,978,410.20
                       Pool B                                                    32,763,566.13
                                                                 -----------------------------
                                                                                                                     233,741,976.33
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   894,426.93
Class A Monthly Interest - Pool B                                                   145,809.77

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                4,416,204.07
Class A Monthly Principal - Pool B                                                1,544,079.12
                                                                 ------------------------------
                                                                                                                       5,960,283.19
Ending Principal Balance of the Class A Notes
                      Pool A                                                    196,562,206.13
                      Pool B                                                     31,219,487.01
                                                                  ------------------------------
                                                                                                         ---------------------------
                                                                                                                     227,781,693.14
                                                                                                         ===========================
------------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000            Ending Principal
Original Face $286,080,000         Original Face $286,080,000           Balance Factor
                 $3.636174                         $20.834323                 79.621677%
------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                           Class A1                                                        0.00
                           Class A2                                               44,061,976.33
                           Class A3                                               82,500,000.00
                           Class A4                                              107,180,000.00

                                                                  ------------------------------

Class A Monthly Interest                                                                                              233,741,976.33
                           Class A1 (Actual Number Days/360)                               0.00
                           Class A2                                                  168,316.75
                           Class A3                                                  353,168.75
                           Class A4                                                  518,751.20

                                                                  ------------------------------

Class A Monthly Principal
                           Class A1                                                        0.00
                           Class A2                                                5,960,283.19
                           Class A3                                                        0.00
                           Class A4                                                        0.00

                                                                  ------------------------------
                                                                                                                       5,960,283.19
Ending Principal Balance of the Class A Notes
                           Class A1                                                        0.00
                           Class A2                                               38,101,693.14
                           Class A3                                               82,500,000.00
                           Class A4                                              107,180,000.00

                                                                 ------------------------------
                                                                                                         ---------------------------
                                                                                                                     227,781,693.14
                                                                                                         ===========================
Class A2
------------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000            Ending Principal
Original Face $55,000,000          Original Face $55,000,000            Balance Factor
                $3.060305                        $108.368785                  69.275806%
------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes
                                           Pool A                                 3,428,322.99
                                           Pool B                                   558,886.34
                                                                                  ------------
                                                                                                                        3,987,209.33

           Class B Overdue Interest, if any                                               0.00
           Class B Monthly Interest - Pool A                                         16,070.26
           Class B Monthly Interest - Pool B                                          2,619.78
           Class B Overdue Principal, if any                                              0.00
           Class B Monthly Principal - Pool A                                        75,332.34
           Class B Monthly Principal - Pool B                                        26,339.16
                                                                                  ------------
                                                                                                                          101,671.50
           Ending Principal Balance of the Class B Notes
                                           Pool A                                 3,352,990.65
                                           Pool B                                   532,547.18
                                                                                  ------------
                                                                                                                        ------------
                                                                                                                        3,885,537.83
                                                                                                                        ============


           ----------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                                 Ending Principal
           Original Face $4,880,000                  Original Face $4,880,000                                  Balance Factor
                $     3.829926                           $       20.834324                                       79.621677%
           ----------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                                 6,849,620.74
                                           Pool B                                 1,116,627.41
                                                                                  ------------
                                                                                                                        7,966,248.15

           Class C Overdue Interest, if any                                               0.00
           Class C Monthly Interest - Pool A                                         32,666.98
           Class C Monthly Interest - Pool B                                          5,325.38
           Class C Overdue Principal, if any                                              0.00
           Class C Monthly Principal - Pool A                                       150,510.31
           Class C Monthly Principal - Pool B                                        52,624.34
                                                                                  ------------
                                                                                                                          203,134.65
           Ending Principal Balance of the Class C Notes
                                           Pool A                                 6,699,110.43
                                           Pool B                                 1,064,003.07
                                                                                  ------------
                                                                                                                        ------------
                                                                                                                        7,763,113.50
                                                                                                                        ============


           -------------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                                     Ending Principal
           Original Face $9,750,000                  Original Face $9,750,000                                      Balance Factor
                $     3.896652                          $       20.834323                                             79.621677%
           -------------------------------------------------------------------------------------------------------------------------

                         DVI RECEIVABLES XIV L.L.C. 2001-1
                                  SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                       Pool A                                                    4,566,413.81
                       Pool B                                                      744,418.27
                                                                                 ------------
                                                                                                    5,310,832.08

      Class D Overdue Interest, if any                                                   0.00
      Class D Monthly Interest - Pool A                                             23,635.00
      Class D Monthly Interest - Pool B                                              3,852.98
      Class D Overdue Principal, if any                                                  0.00
      Class D Monthly Principal - Pool A                                           100,340.21
      Class D Monthly Principal - Pool B                                            35,082.89
                                                                                 ------------
                                                                                                      135,423.10
      Ending Principal Balance of the Class D Notes
                       Pool A                                                    4,466,073.60
                       Pool B                                                      709,335.38
                                                                                 ------------       ------------
                                                                                                    5,175,408.98
                                                                                                    ============

----------------------------------------------------------------------------
 Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
 Original Face $6,500,000    Original Face $6,500,000     Balance Factor
 $4.228920                   $20.834323                          79.621677%
----------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
                       Pool A                                                    5,711,529.90
                       Pool B                                                      931,095.49
                                                                                 ------------
                                                                                                    6,642,625.39

      Class E Overdue Interest, if any                                                   0.00
      Class E Monthly Interest - Pool A                                             42,703.21
      Class E Monthly Interest - Pool B                                              6,961.49
      Class E Overdue Principal, if any                                                  0.00
      Class E Monthly Principal - Pool A                                           125,502.44
      Class E Monthly Principal - Pool B                                            43,880.60
                                                                                 ------------
                                                                                                      169,383.04
      Ending Principal Balance of the Class E Notes
                       Pool A                                                    5,586,027.46
                       Pool B                                                      887,214.89
                                                                                 ------------       ------------
                                                                                                    6,473,242.35
                                                                                                    ============

----------------------------------------------------------------------------
 Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
 Original Face $8,130,000    Original Face $8,130,000     Balance Factor
 $6.108819                   $20.834322                          79.621677%
----------------------------------------------------------------------------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                Pool A                                 6,851,768.88
                                Pool B                                 1,116,977.60
                                                                       -------------
                                                                                                     7,968,746.48

           Residual Interest - Pool A                                    168,825.99
           Residual Interest - Pool B                                     18,249.98
           Residual Principal - Pool A                                   150,557.51
           Residual Principal - Pool B                                    52,640.84
                                                                       -------------
                                                                                                       203,198.35
           Ending Residual Principal Balance
                                Pool A                                 6,701,211.37
                                Pool B                                 1,064,336.76
                                                                       ------------                 -------------
                                                                                                     7,765,548.13
                                                                                                    =============



X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                99,606.61
        - Servicer Advances reimbursement                                                              333,743.31
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              154,441.84
                                                                                                   --------------
          Total amounts due to Servicer                                                                587,791.76
                                                                                                   ==============


                       DVI RECEIVABLES XII L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                228,386,066.49

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               5,018,446.89

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
            ending of the related Collection Period                                                                   223,367,619.60
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          4,195,183.21

             - Principal portion of Prepayment Amounts                                                  823,263.68

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                      ------------
                                    Total Decline in Aggregate Discounted Contract Balance            5,018,446.89
                                                                                                      ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 37,231,571.24

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,754,646.96

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
            ending of the related Collection Period                                                                    35,476,924.28
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          1,002,453.64

             - Principal portion of Prepayment Amounts                                                  752,193.32

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.0 2             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                      ------------
                                          Total Decline in Aggregate Discounted Contract Balance      1,754,646.96
                                                                                                      ============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     258,844,543.88
                                                                                                                      ==============


                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
        POOL A

                                                                                                                  Predecessor
                                                              Discounted                 Predecessor              Discounted
Lease #            Lessee Name                                Present Value              Lease #                  Present Value
----------------------------------------------------------    --------------------      ---------------------    -------------------
                   NONE








                                                             -------------------                                  ------------------
                                                   Totals:                $0.00                                               $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $272,767,516.82
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                          NO    X
                                                                                               ----------                   -------


        POOL B
                                                                                                                  Predecessor
                                                              Discounted                 Predecessor              Discounted
Lease #            Lessee Name                                Present Value              Lease #                  Present Value
----------------------------------------------------------    --------------------      ---------------------    ------------------
                   NONE








                                                             -------------------                                  -----------------
                                                   Totals:                $0.00                                               $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                            $52,325,540.92
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                         YES                          NO    X
                                                                                               ----------                   -------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                  Predecessor
                                                                        Discounted      Predecessor    Discounted
              Lease #           Lessee Name                             Present Value   Lease #        Present Value
              ---------------------------------------------             -------------   -------------  --------------
              2707-201          Amber Networks, Inc.                    $1,045,934.66   2041-203       $3,154,026.34
              2707-202          Amber Networks, Inc.                      $491,545.72
              2708-201          Network Elements, Inc.                  $1,305,725.82
              2706-202          Coriolis Networks, Inc.                    $90,653.94
              2706-207          Coriolis Networks, Inc.                   $215,544.48
                                Cash                                        $4,621.72
              3271-002          Durham Diagnostic Imaging               $2,317,472.63   2869-001       $2,037,442.62




                                                                        --------------                 --------------
                                                           Totals:      $5,471,498.97                  $5,191,468.96

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                           5,191,468.96
              b) ADCB OF POOL A AT CLOSING DATE                                                      $272,767,516.82
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                          NO     X
                                                                                ----------                   --------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                    Predecessor
                                                         Discounted        Predecessor         Discounted
              Lease #           Lessee Name              Present Value     Lease #             Present Value
              ------------------------------             --------------    -----------         ----------------
                                None









                                                         ------                                        ------
                                            Totals:      $0.00                                          $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                              $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                $52,325,540.92
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                          NO     X
                                                                                ----------                   --------



                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 11, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                         TOTAL OUTSTANDING CONTRACTS
      ------------------------------                         ---------------------------
      This Month                          10,081,991.15      This Month                        258,844,543.88
      1 Month Prior                        7,502,617.43      1 Month Prior                     265,617,637.73
      2 Months Prior                       7,462,263.30      2 Months Prior                    271,769,341.80

      Total                               25,046,871.88      Total                             796,231,523.41

      A) 3 MONTH AVERAGE                   8,348,957.29      B) 3 MONTH AVERAGE                265,410,507.80

      c) a/b                                      3.15%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                               Yes                            No         X
                                                                                   -----------------             -----------------
3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                    Yes                            No         X
                                                                                   -----------------             -----------------

      B. An Indenture Event of Default has occurred and is then continuing?    Yes                            No         X
                                                                                   -----------------             -----------------

4.    Has a Servicer Event of Default occurred?                                Yes                            No         X
                                                                                   -----------------             -----------------

5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                         Yes                            No         X
                                                                                   -----------------             -----------------

      B. Bankruptcy, insolvency, reorganization; default/violation of
         any covenant or obligation not remedied within 90 days?               Yes                            No         X
                                                                                   -----------------             -----------------

      C. As of any Determination date, the sum of all defaulted contracts
         since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes                            No         X
                                                                                   -----------------             -----------------


6.    Aggregate Discounted Contract Balance at Closing Date                    Balance  $325,093,057.74
                                                                                        ---------------

      DELINQUENT LEASE SUMMARY

      Days Past Due              Current Pool Balance                      # Leases
      -------------              --------------------                      --------
       31 - 60                       9,376,017.61                             41

       61 - 90                       1,043,048.88                             13

       91 - 180                     10,081,991.15                             36


       Approved By:
       Matthew E. Goldenberg
       Vice President
       Structured Finance and Securitization